N-SAR Exhibit: Sub-item 77I
Western Asset Mortgage Defined Opportunity Fund Inc. (the Fund)

The Fund s Investment Management Agreement and Subadvisory
Agreements are incorporated by reference to Registrant's pre-effective Amendment No. 3 to Form N-2, filed with the Securities and Exchange Commission on February 17, 2010 (Accession No. 0001104659-10-007616).